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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2007



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   1-16383                95-4352386
 (State or other jurisdiction   (Commission File          (I.R.S. Employer
     of incorporation or              Number)            Identification No.)
        organization)

              700 Milam Street
                 Suite 800
               Houston, Texas                                 77002
  (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (713) 375-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On November 5, 2007, Cheniere Energy, Inc. (the "Company") issued a press release announcing that Keith Meyer has decided to leave the employ of the Company and pursue a new business venture focusing on alternative energy and biofuels development. Effective November 1, 2007, Mr. Meyer resigned from his various officer positions at the Company, including his positions as Senior Vice President - Marketing of the Company and President of Cheniere Marketing, Inc. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits (filed herewith)

Exhibit
Number           Description
------           -----------

99.1             Press Release, dated November 5, 2007





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHENIERE ENERGY, INC.


     Date: November 5, 2007                By:    /s/ Don A. Turkleson
                                                  --------------------
                                           Name:  Don A. Turkleson
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



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EXHIBIT INDEX



Exhibit
Number           Description
------           -----------

99.1             Press Release, dated November 5, 2007*

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*Filed herewith